EXHIBIT 99

Term Sheets


BACM 2004-5

                                                                                                  100%
     Loan Name                                                       Balance        Contribution to the Combined IO
     Power Self Storage                                            3,739,810.19                   0.51%
     Simon - Cheltenham Square Mall                               54,941,036.00                   7.44%
     Sun Communities Portfolio 13                                 36,487,198.00                   0.94%
     Sun Communities Portfolio 4                                  27,620,542.00                   0.71%
     James River Towne Center                                     26,080,467.08                   2.47%
     Koreatown Galleria                                           20,979,478.95                   1.45%
     L'Oreal Warehouse                                            20,200,000.00                   1.76%
     Medical Mutual of Ohio - Toledo                              19,248,572.68                   1.95%
     Beechnut                                                      2,345,325.34                   0.25%
     The Falls at Ocotillo                                        14,800,000.00                   2.00%
     Abbey West Apartments                                        13,952,717.71                   0.31%
     Sterling University Villa                                    13,600,000.00                   0.37%
     Sun Communities - Southfork                                  13,360,000.00                   0.35%
     Omega Corporate Center                                       24,900,000.00                   2.21%
     Zeman Portfolio - Shady Oaks I & II                          12,332,985.00                   0.47%
     Richmond Hill Road Plaza                                     11,977,977.41                   1.62%
     Tamal Vista Warehouse                                        11,269,865.45                   1.53%
     Village of Woodland Hills                                     9,481,631.07                   1.13%
     Villa Monaco Shopping Center                                  9,150,000.00                   0.86%
     Beach Western Commons                                         8,800,000.00                   1.19%
     Home Depot Center                                             8,425,873.04                   0.73%
     Sunrise Medical Tower I & II                                  8,159,698.19                   0.87%
     Sunrise Medical Tower III                                     7,965,587.01                   0.85%
     Zeman Portfolio - Pleasant Valley MHC and Self Storage        7,892,026.00                   0.41%
     Stor All - Gentilly                                           6,819,050.07                   0.66%
     Shoppes at Victoria Square                                    6,750,000.00                   0.66%
     All Storage Mustang Road                                      6,693,548.29                   0.50%
     The Marketplace at Hollywood Park                             6,500,000.00                   0.72%
     ICG Portfolio                                                50,500,000.00                   2.94%
     Cypress Self Storage                                          6,075,000.00                   0.67%
     Santa Rosa Plaza                                              5,984,613.49                   0.91%
     A-1 North Hollywood Self Storage                              5,683,299.70                   0.51%
     Park Place Shopping Center                                    4,287,507.29                   0.46%
     Nob Hill Self Storage                                         5,600,000.00                   0.71%
     Milledgeville Shops                                           5,081,851.26                   0.66%
     Medical Family Health Center                                  4,919,319.70                   0.15%
     North County Corporate Center                                26,660,000.00                   0.85%
     Rush Creek II                                                 5,026,400.70                   0.70%
     TRAK Microwave Industrial Building                            4,291,232.79                   0.37%
     Hampton Inn - Colton, CA                                      4,100,000.00                   0.61%
     West Marine Plaza                                             3,885,792.79                   0.36%
     Zeman Portfolio - Sunny Acres                                 3,784,282.00                   0.20%
     Black Hills Medical Park                                      3,766,030.52                   0.08%
     Walgreens - Sacramento, CA                                    3,590,601.70                   0.52%
     Office Depot/ Michael's                                       3,495,220.76                   0.34%
     Sonterra Park Market                                          3,483,384.14                   0.42%
     A-1 Santa Ana Self Storage                                    2,994,032.36                   0.29%
     Sunrise Medical Tower V                                       2,343,944.67                   0.25%
     Sun Communities - Bonita Lake                                 1,520,000.00                   0.04%
     Sunrise Medical Tower IV                                      1,150,629.52                   0.12%
     Riverview Plaza                                              10,660,341.29                   1.05%
     Storage USA - Savi Ranch                                      6,600,000.00                   0.99%
     Storage Choice - Pearland                                     3,087,324.77                   0.40%
     Storage Choice Sugar Land                                     3,091,537.00                   0.42%
     Storage Columbus Macon Road                                   2,140,941.04                   0.34%
     Ross Valley Self Storage                                      4,291,353.13                   0.35%
     Smoky Hill Town Center Phase II                               2,595,060.39                   0.33%
     Brookhollow Village Shopping Center                           3,991,921.54                   0.40%
     Texas Station Shopping Center                                 2,591,376.62                   0.43%
     Prescott Valley Shopping Center                               7,492,363.46                   0.46%
     1 Kimberly Road & 10 Alvin Court                              6,150,000.00                   0.64%
     Boulder Bins Self Storage                                     5,493,910.89                   0.45%
     Jefferson at Congressional (Land)                            18,500,000.00                   3.30%
     Commonwealth Commerces Center                                 9,266,530.13                   0.98%
     Redline Self Storage                                          2,175,552.82                   0.13%
     Stor All - Tchoupitoulas                                      7,117,694.60                   0.68%
     Arts Industria Building                                       4,241,655.54                   0.48%
     Courtyard Springfield                                        13,650,000.00                   0.94%
     Malibu Self Storage                                           5,775,000.00                   0.76%
     Corporate Center                                             32,900,000.00                   1.89%
     Dutch Village                                                 2,900,000.00                   0.35%
     Annunziata Multifamily Portfolio I                            4,750,000.00                   0.18%
     Storage One at Tenaya                                         3,584,989.39                   0.34%
     Congressional Village                                        32,500,000.00                   5.79%
     Roswell Village                                              12,300,000.00                   1.18%
     Summit Plaza Self Storage                                     4,077,738.38                   0.41%
     Kennedy Meadows MHC                                           2,217,757.41                   0.08%
     Skytop Pavillion I                                           13,345,000.00                   0.71%
     Truxtun Avenue                                                4,995,476.04                   0.55%
     Storage USA Waldorf                                           5,644,083.55                   0.32%
     Fredericksburg Westwood Center Retail                        10,850,998.81                   1.59%
     Lockaway SS - Hollywood                                       3,375,000.00                   0.43%
     American Self Storage                                         4,985,325.83                   0.40%
     8210 Wellmoor Court                                           3,450,000.00                   0.17%
     Annunziata Multifamily Portfolio II                           3,100,000.00                   0.11%
     3100 Weslayan                                                 4,650,000.00                   0.54%
     Bluffton Commons                                             10,180,000.00                   0.99%
     Storage USA - Tamarisk                                        3,899,417.61                   0.57%
     Plaza 205                                                    16,000,000.00                   2.10%
     CLK - Paddock Place Apartments                                5,610,000.00                   0.23%
     Summit Place Apartments                                       6,386,934.28                   0.60%
     Princeton Arms & Court                                       24,813,390.73                   0.60%
     Zeman Portfolio - Colonial Estates                            4,704,730.00                   0.24%
     Quail Run / Southpointe                                       7,578,419.21                   0.89%
     Zeman Portfolio - Valley Oaks                                 4,847,604.00                   0.25%
     Cascades Apts - Phoenix, AZ                                   6,123,788.28                   0.33%
     North Oak Apartments                                          3,995,546.72                   0.08%
     Huntington Apartments                                         9,140,000.00                   0.18%
     Fairmeadow Apartments                                         4,240,000.00                   0.07%
     Ocean Luxury Residences                                      90,000,000.00                   1.82%
     Country Club Ridge                                            5,500,000.00                   0.80%
     Zeman Portfolio - Edgebrook                                   6,800,000.00                   0.35%
     Zeman Portfolio - Maple Grove Estates                         6,476,490.00                   0.31%
     AMLI Timberglen                                              10,400,000.00                   0.26%
     Acerno Villas Apartments                                     12,400,000.00                   1.50%
     Brook Lyn Apartments                                          3,400,000.00                   0.33%
     Zeman Portfolio - Alpine Village                             17,442,282.00                   1.98%
     Saddlebrook Apartments                                       11,750,000.00                   1.47%
     Bank of America Center                                      137,000,000.00                   3.75%
     Charles Square                                               77,000,000.00                   4.13%
     Rentar Plaza                                                 52,000,000.00                   0.64%


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